UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2004

                                   __________


                        CROSS MEDIA MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)




           Delaware                       0-25435               13-4042921
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                             identification no.)



    c/o Getzler Henrich & Associates
     295 Madison Avenue, Suite 930
          New York, New York                                      10017
 (Address of principal executive offices)                       (Zip code)



       Registrant's telephone number, including area code: (212) 697-2400

                            Section 8 - Other Events

Item 8.01.  Other Events

      Cross Media Marketing Corporation (the "Company") files herewith its financial report for the period from May 1, 2004 through May 31, 2004, which was filed with the United States Bankruptcy Court for the Southern District of New York on June 30, 2004 (Case Nos. 03-13901 and 03-13903). The Third Amended Joint Plan under Chapter 11 of the Bankruptcy Code of the Company and its wholly owned subsidiary Media Outsourcing, Inc. became effective on July 23, 2004, subsequent to the filing of the financial report.

      THE FINANCIAL REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT
ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Transmittal of Financial Reports with Operating
                  Requirements for the period ended May 31, 2004.




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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cross Media Marketing Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CROSS MEDIA MARKETING CORPORATION

                                    By: Getzler Henrich & Associates LLC,
                                        as Plan Administrator


Date: August 27, 2004               By: /s/ Peter A. Furman
                                    ----------------------------------
                                    Name:  Peter A. Furman
                                    Title: Managing Director



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

                                Index to Exhibits
                                -----------------

Exhibit No.       Description
-----------       -----------

99.1              Transmittal of Financial Reports with Operating
                  Requirements for the period ended May 31, 2004.




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